Supplement to the Current Prospectus

The Board of Trustees of the fund has approved presenting a proposal to Class R1 shareholders to increase the fund's distribution and service fees under Rule 12b-1 of the Investment Company Act of 1940 ("distribution and service fees") for Class R1 shares from 0.75% annually to 1.00% annually of the average daily net assets attributable to the Class.

If the proposal is approved by Class R1 shareholders of each MFS fund that offers Class R1 shares, MFS will increase the distribution and service fees for Class R1 shares of each fund from 0.75% annually to 1.00% annually, and will eliminate the 0.35% fee paid by Class R1 to MFS under the "Master Class R Administration and Service Agreement."

A special meeting of Class R1 shareholders to consider this proposal is expected to be held on or about February 15, 2008. No assurance can be given that the proposal will be approved by Class R1 shareholders of each fund.

A full description of the proposal will be contained in a proxy statement which is expected to be mailed to Class R1 shareholders of record on the record date for each fund on or about December 28, 2007.


             The date of this supplement is November 1, 2007.